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                                                                   Exhibit 10.44

                          GENERAL PARTNERSHIP AGREEMENT



         THIS GENERAL PARTNERSHIP AGREEMENT (this "Agreement") is effective by and between the persons who become partners hereto from time to time by executing a General Partner Execution Page substantially in the form of Exhibit A hereto (collectively, the "Partners" and individually, a "Partner").

                              W I T N E S S E T H:

                  WHEREAS, the Partners are forming a general partnership (the "Partnership") in, and in accordance with the laws of, the state of Wisconsin for the purpose of investing from time to time in debt and equity securities pursuant to the terms and conditions set forth herein; and

                  WHEREAS, the Partners have joined the Partnership to allow them to combine their resources; to make investments of sufficient size so that the Partnership's economic bargaining power enables it to negotiate the terms upon which investments will be made and to exercise significant influence over decisions by all investors in connection with such investments; to pool the available expertise of the Partners; and to increase the liquidity of the Partners with respect to the interests in the Partnership's investments by providing for the transfer thereof on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the terms and conditions contained herein, the Partners hereby agree as follows:

                  1. DEFINED TERMS. For purposes of this Agreement, capitalized terms shall have the meanings assigned to them in Exhibit B hereto.

                  2. FORMATION OF PARTNERSHIP. The Partnership and its operations shall commence as of the date of this Agreement.

                  3. NAME. The name of the Partnership shall be "CGRM INVESTMENT PARTNERSHIP."

                  4. TERM. The term of the Partnership shall continue at will until the Partnership is terminated pursuant to the provisions hereof.

                  5. PURPOSE. The purpose of the Partnership shall be to provide for the investment of funds by the buying and selling of securities of every kind and description.


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                  6. TITLE TO PARTNERSHIP PROPERTY. All property owned by the
Partnership shall be owned by the Partnership as an entity, and no partner, individually, shall have any ownership of such property. The Partnership may hold any of its assets in its own name, in the name of a Pool, or in the name of its nominee, which nominee may be one or more individuals, partnerships, trusts or other entities.

                  7. POOLS, UNITS AND CONTRIBUTIONS OF CAPITAL.

                  7.1. INVESTMENT POOLS. The Investment Committee shall establish one or more separate Pools for the Partnership's assets, based upon such criteria as are established by it in its sole discretion. The assets and liabilities of each Pool shall be segregated from those of any other Pool and be separately managed by the Investment Committee, and the income, gains, deductions and losses from each Pool shall be separately determined and accounted for according to the terms of this Agreement.

                  7.2. PARTNERSHIP UNITS. The interests of the Partners in the Pools shall be divided into Units of One Thousand Dollars ($1,000) each representing ownership of interests in the capital and assets of the given Pool. There shall be no fractional Units.

                  7.3. ADDITIONAL CONTRIBUTIONS TO CAPITAL. Upon the acquisition of a Security pursuant to ARTICLE 18 below, the Investment Committee shall assign the Security to a Pool, whether previously existing or newly created, and issue Units in such Pool to each Partner who made an Additional Contribution to Capital with respect to such Security based on the amount so contributed.

                  7.4. INTEREST ON CAPITAL. No interest shall be paid on any capital contribution to the Partnership.

                  7.5. FISCAL PERIOD; CAPITAL CONTRIBUTION DATES. Additional Contributions to Capital shall be permitted in accordance with ARTICLE 18 below. A Fiscal Period for a Pool shall begin on each day on which capital contributions are permitted with respect to such Pool and shall end on the day prior to the next day on which capital contributions are permitted and on the end of each fiscal year.

                  8.  CURRENT INCOME CHARACTERIZATION AND ACCOUNTS.

                  8.1. CHARACTERIZATION OF CURRENT INCOME. The Accrued Current Income and Cash Current Income of the Partnership with respect to each Pool shall be divided by Income Type as shall be


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determined from time to time by the Investment Committee. The Partnership shall account for all Current Income separately by Income Type on the books of the Partnership for each Pool and as specifically provided in this Agreement.

                  8.2.  CURRENT INCOME ACCOUNTS.

                        (a) ESTABLISHMENT BY INCOME TYPE. A separate Income Account shall be maintained for each Partner participating in the given Pool for each Income Type earned by such Pool for each Fiscal Period in which he or she held Units of such Pool.

                        (b) ADJUSTMENTS. The Income Accounts of a Partner shall be adjusted at the end of each Fiscal Period as follows:

                              (i)   ACCRUED CURRENT INCOME. There shall be
                  credited the share of the Accrued Current Income for the Fiscal Period of each Income Type allocable to such Partner in accordance with SUBSECTION 10.1(A) below.

                              (ii) CASH CURRENT INCOME. There shall be debited the amount of Cash Current Income for the Fiscal Period of each Income Type distributed to such Partner with respect to the Fiscal Period in accordance with SUBSECTION 10.1(B) below.

                              (iii) IN-KIND DISTRIBUTIONS. There shall be debited the amount, by Income Type, of Accrued Current Income payable, if any, with respect to Securities distributed in kind to the Partner with respect to such Fiscal Period pursuant to SECTION 20.4 below.

                  9.  UNREALIZED GAIN AND UNREALIZED LOSS ACCOUNTS.

                  9.1.  UNREALIZED GAIN ACCOUNT.

                        (a) ESTABLISHMENT. A separate Unrealized Gain Account shall be maintained for each Partner with respect to each Pool in which he or she participates.

                        (b) ADJUSTMENTS. Each Unrealized Gain Account of a Partner shall be adjusted at the end of each Fiscal Period as follows:

                              (i) UG ADJUSTMENT. There shall be credited an amount equal to the UG Adjustment for the Fiscal


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                  Period for the given Pool multiplied by the Partner's Unit
                  Percentage for such Pool in such Fiscal Period.

                              (ii) REALIZED GAIN. There shall be debited the amount of Realized Gain, if any, allocated to the Partner for such Pool pursuant to SECTION 10.4 below.

                              (iii) REALIZED LOSS. There shall be credited an amount equal to the Realized Loss, if any, allocated to the Partner for such Pool pursuant to SECTION 10.4 below.

                              (iv) UNREALIZED APPRECIATION. There shall be debited the amount of Unrealized Appreciation on any Gain Securities distributed in kind to the Partner from such Pool with respect to such Fiscal Period pursuant to ARTICLE 20 below.

                              (v) ALLOCATIONS AWAY. There shall be debited an amount equal to Realized Gain, if any, allocated away from the Partner pursuant to SUBSECTION 10.4(C) below in connection with a sale of Units in the Pool by another Partner in the Fiscal Period.

                  9.2.UNREALIZED LOSS ACCOUNT.

                      (a) ESTABLISHMENT. A separate Unrealized Loss Account
            shall be maintained for each Partner with respect to each Pool in which he or she participates.

                      (b) ADJUSTMENTS.  Each Unrealized Loss Account of a
            Partner shall be adjusted at the end of each Fiscal Period as follows:

                           (i) UL ADJUSTMENT. There shall be credited an amount equal to the UL Adjustment for the Fiscal Period for the given Pool multiplied by the Partner's Unit Percentage for such Pool in such Fiscal Period.

                           (ii) REALIZED LOSS. There shall be debited the amount of Realized Loss, if any, allocated to the Partner for such Pool pursuant to SECTION 10.4 below.

                           (iii) REALIZED GAIN. There shall be credited an amount equal to the Realized Gain, if any, allocated to the Partner for such Pool pursuant to SECTION 10.4 below.


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                           (iv)  UNREALIZED DEPRECIATION. There shall be debited
                  the amount of Unrealized Depreciation on any Loss Securities distributed in kind to the Partner from such Pool with respect to such Fiscal Period pursuant to ARTICLE 20 below.

                           (v) ALLOCATIONS AWAY. There shall be debited an amount equal to Realized Loss, if any, allocated away from the Partner pursuant to SUBSECTION 10.4(C) below in connection with a sale of Units in the Pool by another Partner in the Fiscal Period.

                  9.3. TIMING. Whenever this Agreement makes reference to a Partner's balance in his or her Unrealized Gain Account (or Unrealized Loss Account) "as of the end of a Fiscal Period," such balance shall be determined after adjustments for the Fiscal Period as provided in PARAGRAPHS 9.1(B)(I) and 9.2(B)(I), but before adjustments for the Fiscal Period as provided in PARAGRAPHS 9.1(B)(II), (III), (IV), AND (V) and 9.2(B)(II), (III), (IV), AND
(V), respectively.

                  10. ALLOCATIONS AND DISTRIBUTIONS. All items of income, deduction, loss and gain shall be allocated and all distributions of cash (other than pursuant to a dissolution of the Partnership) shall be made to the Partners in accordance with the following provisions:

                  10.1.  CURRENT INCOME.

                      (a)  ALLOCATIONS FOR ACCOUNT PURPOSES. The Accrued
            Current Income of the Partnership for each Pool in each Fiscal Period shall be allocated for account maintenance purposes by Income Type among the Partners in proportion to their respective Unit Percentages in such Pool for such Fiscal Period.

                      (b) CASH DISTRIBUTIONS. An amount of cash equal to the Cash Current Income of the Partnership received during each Fiscal Period from each Pool shall be distributed to the Partners participating in such Pool as follows:

                           (i) POSITIVE INCOME ACCOUNTS. First, by Income Type to those Partners with positive balances in Income Accounts of the respective Income Types from such Pool with respect to prior Fiscal Periods in the chronological order thereof, for each such Fiscal Period in proportion to and to the extent of such positive balances for that Period.


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                           (ii)  PRO RATA. Second, the excess, if any, by Income
                  Type to the Partners in proportion to their respective Unit Percentages in such Pool.

                      (c) DISTRIBUTIONS TO SELLING PARTNERS. There shall be no special distributions to Selling Partners with respect to their Income Accounts. In the event a Partner sells all of his Units in a Pool or withdraws entirely from the Partnership and has a remaining balance in his or her Income Account for such Pool as of the end of the Fiscal Period of Sale, such Partner shall be considered to have retained an income interest in the Partnership and be entitled to distributions of Cash Current Income received and, in the case of write-downs, allocations of Accrued Current Income adjustments made in subsequent Fiscal Periods by Income Type pursuant to SUBSECTIONS 10.1(A) AND (B) above until the balance in each of his or her Income Accounts by Income Type, as adjusted in accordance with SUBSECTION 8.2(B) above, has been reduced to zero.

                      (d) ALLOCATIONS FOR TAX PURPOSES. For tax purposes, taxable and nontaxable Current Income of the Partnership shall be allocated by Income Type among the Partners in accordance with the amounts of Cash Current Income that is distributed to the Partners with respect to a Fiscal Period.

                  10.2.  EXPENSES.

                      (a) INVESTMENT MANAGEMENT EXPENSE. Investment Management Expenses shall be deemed to have been incurred in the Fiscal Period to which they would be chargeable under the accrual method of accounting for purposes of charging the Partners therefor. All Investment Management Expenses for a Pool in a Fiscal Period shall be allocated and charged to the Partners in proportion to their Unit Percentages in such Pool for the Fiscal Period. Investment Management Expenses paid by the Partnership shall be treated as distributions to the Partners, in each case to the extent of such expenses charged to him.

                      (b) TRANSACTION COSTS. Transaction Costs shall be treated as increases or decreases, as the case may be, in the acquisition costs or proceeds from disposition of Securities.


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                  10.3.  DISTRIBUTIONS OF GAIN AND LOSS. Distributions of
proceeds of any sale, exchange or other disposition of Securities shall be made pursuant to SECTION 20.4 below.

                  10.4.  ALLOCATIONS OF GAIN AND LOSS.

                      (a) GENERAL ALLOCATIONS. Subject to the special allocation provisions of SUBSECTIONS 10.4(B) AND (C) below, the Realized Gain or Realized Loss or both, if any, from each Pool for each Fiscal Period shall be allocated pursuant to this SUBSECTION 10.4(A).

                           (i)  REALIZED GAINS. Realized Gains shall be
                  allocated to those Partners participating in such Pool who had positive balances in their Unrealized Gain Accounts for such Pool as of the end of such Fiscal Period to the extent of and in proportion to such positive balances.

                           (ii) REALIZED LOSSES. Realized Losses shall be allocated to those Partners participating in such Pool who had negative balances in their Unrealized Loss Accounts for such Pool as of the end of such Fiscal Period to the extent of and in proportion to such negative balances.

                      (b) INITIAL PRIORITY ALLOCATION OF GAINS AND LOSSES TO SELLING PARTNERS. Notwithstanding SUBSECTION 10.4(A), in the event one or more Partners has a balance in a Redemption UGA or Redemption ULA as of the end of the Fiscal Period (including Partners electing to sell all or a portion of their Units in a Pool as of the last day of such Fiscal Period), there shall be an Initial Priority Allocation of the Partnership's Realized Gain and Realized Loss from such Pool for such Fiscal Period, to be made in the following manner:

                           (i) REALIZED GAIN. Realized Gain from such Pool shall be allocated:

                                 (A) first to any Partner who sold all of his
                        or her Units in a Pool in any preceding Fiscal Period and carried over a positive balance in such Partner's Redemption UGA or Redemption ULA to the current Fiscal Period;

                                 (B) next to any Partner who sells all or a
                        portion of his or her Units in a Pool as of the end of the current Fiscal Period and would


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                        otherwise carry over a positive balance in such
                        Partner's Redemption UGA or Redemption ULA; and

                                 (C) the remainder among all Partners
                        participating in such Pool in the manner set forth in SUBSECTION 10.4(A) above after adjusting the Selling Partner's Unit Percentage in such Pool and Unrealized Gain Account to reflect such sales and the allocations pursuant to this PARAGRAPH 10.4(B)(I).

                           (ii) REALIZED LOSS. Realized Loss from such Pool shall be allocated:

                                 (A) first to any Partner who sold all of his
                        or her Units in a Pool in any preceding Fiscal Period and carried over a negative balance in such Partner's Redemption ULA or Redemption UGA to the current Fiscal Period;

                                 (B) next to any Partner who sells all or a
                        portion of his or her Units in a Pool as of the end of the current Fiscal Period and would otherwise carry over a negative balance in such Partner's Redemption ULA or Redemption UGA; and

                                 (C) the remainder among all Partners
                        participating in such Pool in the manner set forth in SUBSECTION 10.4(A) above after adjusting the Selling Partner's Unit Percentage in such Pool and Unrealized Loss Account to reflect such sales and the allocations pursuant to this PARAGRAPH 10.4(B)(II).

                      (c) SECONDARY PRIORITY ALLOCATIONS. In the event that any Partner who sold all of his or her Units in a Pool in a preceding Fiscal Period carried over a balance other than zero to the current Fiscal Period in either his or her Redemption UGA or Redemption ULA and such balance or balances were not reduced to zero as of the end of the current Fiscal Period by the Initial Priority Allocations made pursuant to SUBSECTION 10.4(B) above, there shall be Secondary Priority Allocations of the Realized Gain or Realized Loss or both of the Partnership from prior Fiscal Periods in the same fiscal year in the manner and to the extent set forth in this SUBSECTION 10.4(C).

                           (i) SAME CHARACTER. If there is a balance remaining in either such Partner's Redemption UGA or


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                  Redemption ULA, there shall be a special allocation of
                  Realized Gain and Realized Loss, as the case may be, with respect to Fiscal Periods prior to the Fiscal Period of Sale during the same fiscal year of the sale as follows:

                                 (A)  An amount of Realized Gain shall be
                        allocated to such Selling Partner and away from the Continuing Partners up to an amount sufficient to offset any positive balance in such Partner's Redemption UGA or Redemption ULA after such allocation; and

                                 (B)  An amount of Realized Loss shall be
                        allocated to such Selling Partner and away from the Continuing Partners up to an amount sufficient to offset any negative balance in such Partner's Redemption ULA or Redemption UGA after such allocation.

                           (ii) OPPOSITE CHARACTER. In the event that there shall still remain a balance in either the Redemption UGA or Redemption ULA of any such Selling Partner after the special allocation pursuant to PARAGRAPH 10.4(C)(I) above, there shall be an additional allocation of Realized Gain and Realized Loss, as the case may be, as follows:

                                 (A)  If there remains a positive balance in
                        such Partner's Redemption UGA or Redemption ULA, there shall be a special allocation of Realized Loss with respect to Fiscal Periods during the same fiscal year of the sale (and not previously specially allocated pursuant to PARAGRAPH 10.4(C)(1) above) away from the Selling Partner and to the Continuing Partners (in proportion to their respective Unrealized Loss Account balances), up to an amount sufficient to offset such positive balance in such Partner's Redemption UGA or Redemption ULA; and

                                 (B)  If there remains a negative balance in
                        such Partner's Redemption ULA or Redemption UGA, there shall be a special allocation of Realized Gain with respect to Fiscal Periods during the same fiscal year of the sale (and not previously specially allocated pursuant to PARAGRAPH 10.4(C) II) above) away from the Selling Partner and to the Continuing Partners (in proportion to


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                        their respective balances), up to an amount equal to
                        offset such negative balance in such Partner's Redemption ULA or Redemption UGA.

                  10.5.  ORDERING OF PRIORITY ALLOCATIONS.

                      (a) CONTINUING PARTNERS. The Realized Gain or Realized Loss or both to be specially allocated to a Selling Partner or Partners pursuant to SUBSECTION 10.4(C) above shall be allocated away from the Continuing Partners in the given Pool in proportion to the aggregate Realized Gains or Realized Losses, as the case may be, allocated to the Continuing Partners from the Pool with respect to prior Fiscal Periods within such fiscal year before any adjustments pursuant to SUBSECTION 10.4(C) above with respect to the current Fiscal Period.

                      (b) SELLING PARTNERS. If there is more than one Partner to whom a Priority Allocation is being made under any given Paragraph of SUBSECTIONS 10.4(B) OR (C) above, the Priority Allocation shall be made in proportion to and to the extent of the respective balances being offset in the Redemption UGAs and Redemption ULAs as a result thereof.

                      (c) PRIOR SALES. Priority Allocations being made under any given Paragraph of SUBSECTION 10.4(B) OR (C) above shall be made first with respect to the earliest Fiscal Period to which such Allocation is being made and sequentially thereafter to subsequent Fiscal Periods. In the event that a Partner elects to sell all of his or her Units in a Pool and there has been a sale of all of another Partner's Units in such Pool in prior Fiscal Periods, the Priority Allocations, if any, required under SUBSECTIONS 10.4(B) OR
            (C) above for the subsequent Selling Partner shall not affect, and shall be made after giving effect to, the Priority Allocations made with respect to such prior Selling Partner.

                      (d) SHORT-TERM AND LONG-TERM ALLOCATIONS. Realized Gains and Realized Losses shall be characterized as either short-term or long-term at the time of recognition and shall be accounted for as such on the books of the Partnership. Except as provided below, whenever an allocation of Realized Gain and Realized Loss is made under this Agreement, such allocation shall consist of short-term and long-term gains or losses, as the case may be, in the same proportion as the total short-term and long-term gains and losses of the given Pool for such Fiscal Period, as the case may be, bear to the total Realized Gain and Realized Loss of


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            such Pool for the Fiscal Period. If within a fiscal year a Partner or Partners shall withdraw from a Pool or if a Partner or Partners shall sell Units in a Pool on dates other than the last day of the fiscal year, the Investment Committee shall make adjustments in the proportions of Realized Gains and Realized Losses allocated to the Partners that consist of short-term and long-term gains and losses as shall equitably take into account such interim year events, and the determination thereof by the Investment Committee shall be final and conclusive as to all of the Partners.

                      (e) CURATIVE ALLOCATIONS. The allocations set forth in this ARTICLE 10 are intended to comply in substance with the requirements of Section 1.704-1(b) of the Regulations by providing for the allocation of tax attributes in accordance with the actual economic substance of each Partner's investment. Accordingly, notwithstanding anything in this ARTICLE 10 to the contrary, the Investment Committee, in consultation with the Partnership's accountants and attorneys, may make any special allocation of income, gain, loss or deduction for tax purposes deemed necessary to make the allocations provided herein for any fiscal year comply with the Regulations promulgated under Section 704 of the Code. To the extent any such special allocation differs from the allocation that would otherwise have been made under this ARTICLE 10, it shall be taken into account in computing subsequent allocations of income, gain, loss or deduction among the Partners so that, to the extent possible, the net amount of allocations of such items to the Partners shall be equal to the net amount that would have been allocated to each Partner if such special allocation had not occurred.

                  11.   DISTRIBUTIONS AND EXPENSES.

                  11.1 DISTRIBUTIONS. Distributions shall be made at the time and in the manner determined by the Investment Committee in accordance with this Agreement.

                  11.2.  EXPENSES.

                      (a) TRANSACTION COSTS. Transaction Costs shall be treated as increases or decreases, as the case may be, in the acquisition costs or proceeds from dispositions of Securities.


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                      (b)  OTHER EXPENSES. All other expenses of the Partnership shall be allocated between the Pools in proportion to their relative values, or upon such other reasonable method as is determined by the Investment Committee.

                  12. FISCAL YEAR. The fiscal year of the Partnership shall be the calendar year.

                  13. BOOKS AND RECORDS. Full and accurate books of the Partnership shall be maintained at the Partnership's principal place of business, showing all receipts and expenditures, assets and liabilities, profits and losses, and all other records necessary for recording the Partnership's business and affairs, including those sufficient to record the allocations and distributions provided herein. Such books and records shall be open to the inspection and examination by all Partners in person or by their duly authorized representatives at reasonable times.

                  14. REPORTS. Each Partner who was a member of the Partnership during each fiscal year shall, within ninety (90) days of the end of such fiscal year, be furnished with a copy of the financial statements of the Partnership, along with a statement of such Partner's share of the Partnership's profits or losses, and deductible items, for such fiscal year, in sufficient detail to allow such Partner to prepare his or her state and federal income tax returns in accordance with the laws, rules and regulations then prevailing.

                  15. METHOD OF ACCOUNTING. The Partnership's books and accounts shall be maintained in accordance with the cash method of accounting for financial and income tax reporting purposes. The Partnership's method of accounting may be modified from time to time in the discretion of the Investment Committee in reliance upon advice of the Partnership's custodian of assets, counsel, accountants or any of the foregoing.

                  16. VALUATION OF SECURITIES. The value of Securities held by each Pool shall be determined by the Investment Committee as of the first day of each Fiscal Period of the Pool within thirty (30) days thereof. Notice of such valuation shall be provided to each Partner within fifteen (15) days of such determination.

                  17. SECTION 754 ELECTION. The Partnership shall not file an election in accordance with Section 754 of the Code to adjust the basis of Partnership property in the case of a distribution of property within the meaning of Section 734 of the Code, and in the case of a transfer of a Partnership interest,


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within the meaning of Section 743 of the Code, without the consent of all
Partners.

                  18. MANAGEMENT OF THE PARTNERSHIP.

                  18.1. INVESTMENT COMMITTEE. The overall management and control of the business and affairs of the Partnership shall be vested solely in the Investment Committee.

                      (a) MEMBERS. The Investment Committee shall consist of four (4) members, each of whom must be an Active Partner.

                      (b) ELECTION. The members of the Investment Committee shall be elected by the affirmative vote of Partners whose interests in the Partnership as of the Valuation Date immediately preceding such vote represent more than fifty percent (50%) of all interests in the Partnership.

                      (c) TERM. Each member of the Investment Committee shall serve until the earlier of the following: (i) his or her successor is duly elected; (ii) he or she resigns or ceases to be an Active Partner; or (iii) he or she is removed by the affirmative vote of Partners whose interests in the Partnership as of the Valuation Date immediately preceding such vote represent more than fifty percent (50%) of all interests in the Partnership.

                  18.2. AUTHORITY OF THE INVESTMENT COMMITTEE. In managing the business and affairs of the Partnership, each member of the Investment Committee, acting in the manner described in SECTION 18.3 below, shall have all the rights, powers and duties of a general partner as provided in the Wisconsin Partnership Act, including, but not limited to, the right to invest Partnership funds, sell Partnership Securities, and execute any deed or instrument in pursuance of any of the foregoing. No other Partner shall have implied, apparent, or actual authority to act on behalf of the Partnership except as expressly, affirmatively, and actually authorized pursuant to this ARTICLE 18.

                  18.3. PARTNERSHIP ACTIONS. All actions of the Partnership shall be taken pursuant to this SECTION 18.3.

                      (a) PARTNER CONSENT. Any action that may be taken by the Partnership under this Agreement may be taken by the consent of a number of Partners whose aggregate capital accounts at the time of the consent represent eighty percent (80%) by value of the aggregate capital of the


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            Partnership. Unless a Partner affirmatively dissents in writing within twenty-four (24) hours of notice of an action taken by the Investment Committee, he or she will be conclusively presumed to have consented to such action.

                      (b) MAJORITY CONSENT. Except as specifically provided to the contrary in SECTIONS 18.4 AND 18.5 below, actions of the Investment Committee shall be taken with the approval of a majority by number of its members. Notwithstanding the foregoing, the Investment Committee may, in its sole discretion, delegate authority to any of its members to act unilaterally with respect to managerial tasks of the Partnership, including maintaining the various Partner accounts and acting as the tax matters partner for the Partnership as defined in Section 6231(a)(7) of the Code.

                      (b) AUTHORITY TO ACT. Each member of the Investment Committee shall have the authority to unilaterally perform actions on behalf of the Partnership that are approved by the Investment Committee pursuant to SUBSECTION (A), above. Any person dealing with the Partnership or the Investment Committee may rely upon a certificate signed by any member of the Investment Committee as to:

                           (i) PARTNERS. The identity of the Partners and the members of the Investment Committee;

                           (ii) POWER. The existence or non-existence of any fact or facts that constitute a condition precedent to acts by the Partnership, the Investment Committee or the Partners, or any other matter germane to the affairs of the Partnership;

                           (iii) AUTHORIZATION. The persons who are authorized to execute and deliver any instrument or document on behalf of the Partnership; or

                           (iv) FACTS. Any act or failure to act by the Investment Committee or the Partners or as to any other matter whatsoever involving the Partnership, the Investment Committee or any Partner.

                  18.4. ACQUISITION OF SECURITIES. Approval, pursuant to SUBSECTION 18.3(A) above, of the acquisition of Securities shall be given in the manner provided in this SECTION 18.4.

                      (a) DETERMINATION OF SUITABILITY. The Investment Committee shall review such Securities as it deems appropriate in its sole discretion to determine the suitability of such Securities as potential investment opportunities for the Partnership. In making such determination with respect to each such Security, the Investment Committee and the members thereof shall:

                           (i) CONTACT. Be the exclusive contact as between the Partnership and the person or persons offering or presenting the Security as a potential investment unless the Investment Committee has specially appointed another person to so act;

                           (ii) POTENTIAL. Consider the potential for capital appreciation or income or both presented by the Security;

                           (iii) RISK. Evaluate the potential liabilities or losses presented by any credit or other obligations associated with the Security or by the Security itself;

                           (iv) SUITABILITY. Assess the Security's suitability in terms of the Partnership's investment policies as established from time to time;

                           (v) ETHICS. Ascertain whether investment in the Security is inconsistent with the professional responsibilities and interests of the Partners; and

                           (vi) OTHER CONSIDERATIONS. Review the Security with respect to any other matter deemed relevant by the Investment Committee.

                      (b) EFFECT OF SUITABILITY DETERMINATION. A determination by the Investment Committee of the suitability of a Security as an investment for the Partnership shall be conclusive and binding; provided, however, that the Investment Committee may, of its own accord, reevaluate any Security previously rejected by it. If the Investment Committee determines:

                           (i) UNSUITABLE. That a Security is not a suitable investment, the Partnership shall not invest any of its capital in or with respect to such Security; or

                           (ii) SUITABLE. That a Security is a suitable investment, it shall establish the maximum investment amount for the Partnership and the Partners with respect to such Security and notify the Partners of such results in the manner provided in SUBSECTION (C) below.

                      (c) NOTICE OF SUITABILITY. The notice given to each Partner of each suitable Security (the "Notice of Suitability") shall include the following:

                           (i) DESCRIPTION. A description of the Security being considered, including, when appropriate, the offering memorandum or similar document received by the Investment Committee.

                           (ii)  PARTNERSHIP'S INVESTMENT.  The maximum
                  investment that the Partnership will be allowed to make with respect to such Security;

                           (iii) PARTNER'S INVESTMENT. As to each Partner, the maximum participation that such Partner will be allowed with respect to such Security;

                           (iv) PROCEDURE. The time period within which the receiving Partner must respond to the Investment Committee pursuant to SUBSECTION (D) below.

                      (d) PARTNER RESPONSE. Each Partner shall, within the time period specified in the Notice of Suitability:

                           (i) INTEREST OF PARTNER. Advise the Investment Committee of whether such Partner is in favor of or opposes an investment by the Partnership in such Security; and

                           (ii) LEVEL OF PARTICIPATION. If in favor of an investment in such Security, provide the Investment Committee with a non-binding estimate of the amount such Partner would be willing to contribute with respect to such Security, not to exceed the maximum participation for such Partner provided in the Notice of Suitability.

                      (e) INVESTMENT DETERMINATION. After receipt of the Partner responses to a Notice of Suitability, the Investment Committee shall make a determination by majority vote of whether there is sufficient Partner interest in investing in the Security, which determination shall be binding and conclusive; provided, however, that the Investment Committee may, of its own accord, reevaluate any

            Security previously rejected by it. If the Investment Committee determines:

                           (i) INSUFFICIENT PARTNER INTEREST. That there is not sufficient Partner interest in making such investment, it shall so inform the Partners, and the Partnership shall not invest any of its capital in or with respect to such Security; or

                           (ii) SUFFICIENT PARTNER INTEREST. That there is sufficient Partner interest in making such investment, it shall calculate the investment proposed to be made by the Partnership in the Security and provide to the Partners who responded in favor of investing in such Security a notice in the form provided in SUBSECTION (F) below.

                      (f) NOTICE OF INVESTMENT. The notice given to each Partner of the proposed investment by the Partnership in a Security (the "Notice of Investment") shall include the following:

                           (i) CONTRIBUTION. The amount of the Additional Contribution to Capital to be made by such Partner with respect to such Security, not to exceed the amount estimated by the Partner as the amount he or she would be willing to contribute in response to the Notice of Intent, and the terms and conditions of the Contribution; and

                           (ii) PARTICIPATION. The anticipated level of participation of the Partner with respect to such Security upon such Additional Contribution to Capital.

                      (g) APPROVAL OF INVESTMENT. Any Partner receiving a Notice of Intent must respond in the manner provided therein to participate in the proposed investment in the Security, including the timely payment of the Additional Contribution to Capital. Upon the receipt of the Additional Contributions to Capital of such Partners, the Investment Committee shall determine whether sufficient capital contributions have been made to meet the intended investment level anticipated by the Investment Committee. If the Investment Committee determines:

                           (i)  DISAPPROVAL. That there has not been a
                  sufficient Additional Contributions to Capital to make the proposed investment, it shall determine whether or not to resubmit consideration of the Security to the

                  Partners who have made Additional Contributions to Capital with respect thereto in a manner similar to that provided in SUBSECTION (F) above. If it determines not to so resubmit or that the Security cannot or should not otherwise be acquired, the Partnership shall not invest any of its capital in or with respect to such Security and the Additional Contributions to Capital shall be returned to the respective Partners who made them; or

                           (ii) APPROVAL. That there has been sufficient Additional Contributions to Capital to make the proposed investment and, by the unanimous consent of its members, that the Security should be acquired, it shall approve and authorize the acquisition of such Security pursuant to SUBSECTION 18.3(B) above.

                  18.5. DISPOSITION OF SECURITIES. The disposition of Securities shall be approved pursuant to SUBSECTION 18.3(A) above in the manner provided in this SECTION 18.5.

                      (a) EVALUATION OF PROPOSED DISPOSITION. The Investment Committee shall evaluate Securities held by the Partnership at the times and in the manner it deems appropriate in its sole discretion. If the Investment Committee proposes to dispose of a Security, it shall provide notice to the Partners of the proposed disposition, the material terms thereof and the manner in which each Partner may provide to the Investment Committee comments with respect to the proposed disposition.

                      (b) APPROVAL OF DISPOSITION. The Investment Committee shall determine in its sole discretion whether to dispose of a Security taking into consideration the factors listed in SUBSECTION 18.4(A) above, and the comments, if any, of the Partners with respect to the proposed disposition. If it determines by the unanimous consent of its members that the Security should be disposed of, it shall approve and authorize the disposition of such Security pursuant to SUBSECTION 18.3(B) above.

                      (c) DISTRIBUTION OF PROCEEDS. Proceeds from the disposition of a Security shall be distributed in accordance with
            SECTION 20.4 BELOW.

                  18.6. SERVICES OF INVESTMENT COMMITTEES. During the existence of the Partnership, the Investment Committee shall devote such time and effort to the Partnership business as may be necessary to promote adequately the interests of the Partnership and the mutual interests of the Partners; however, it is specifically understood and agreed that the members of the Investment Committee shall not be required to devote their full-time attention to Partnership business.

                  18.7. LIABILITY OF MEMBERS OF THE INVESTMENT COMMITTEE; INDEMNIFICATION. No member of the Investment Committee shall be liable, responsible or accountable in damages or otherwise to the Partnership or the Partners for any act or omission performed or omitted in good faith on behalf of the Partnership and in a manner believed by the member to be within the scope of the authority granted by this Agreement and in the best interests of the Partnership if he or she shall not have been guilty of gross negligence or willful misconduct with respect to such acts or omissions. Each member of the Investment Committee shall be indemnified by the Partnership for any act performed by him or her within the scope of the authority conferred upon him or her by this Agreement; provided, however, such indemnity shall be payable only if the member acted in good faith and in a manner he or she believed to be in, or not opposed to, the best interests of the Partnership and the Partners. Any indemnity under this SECTION 18.7 shall be paid from, and only to the extent of, Partnership assets, and the Partners shall not have any personal liability on account thereof.

                  19.  ADMISSION OF NEW PARTNERS.

                  19.1. ADMISSION. Additional Partners may be admitted to the Partnership by the Investment Committee on such terms and conditions as it shall determine. The admission of any new Partners shall be subject to the condition that each such new Partner shall execute a General Partner Execution Page pursuant to which he or she agrees to be bound by the terms and provisions hereof.

                  19.2. CAPITAL CONTRIBUTIONS OF NEW PARTNERS. Each new Partner shall have no economic interest in or to the assets of the Partnership unless and until he or she makes an Additional Contribution to Capital pursuant to
SECTION 18.4 above, and then only as and to the extent represented by the Units received pursuant to SECTION 7.3 above.

                  19.3. CONTINUATION OF PARTNERSHIP. Admission of a new Partner shall not be cause for dissolution of the Partnership.

                  20.  NATURE OF PARTNERS' INTERESTS.

                  20.1. PARTNER'S OWNERSHIP OF PARTNERSHIP PROPERTY. Each Partner shall have and own during a Fiscal Period an undivided interest in each Pool in which he or she has invested, equal to his or her Unit Percentage therein for such Fiscal Period. No Partner shall have an interest in and to specific Securities held by the Partnership, nor may any Partner compel the distribution of any Security or an interest therein in kind.

                  20.2. ASSIGNABILITY OF INTERESTS. Interests in the Partnership are not assignable and any attempted or purported sale, exchange, assignment, or other transfer shall be void.

                  20.3. ASSIGNABILITY OF UNITS. A Partner may not sell, assign, exchange, distribute, or otherwise transfer all or any portion of his or her Units to any person, except to another Partner effective on the last day of a Fiscal Period with the consent of the Investment Committee or to the Partnership, pursuant to SECTION 20.4 below. Any other attempted assignment or substitution shall be void. Any such sale by a Partner of all of his or her Units shall not effect a transfer or assignment of his or her Partnership Interest.

                  20.4.  PROCEDURE FOR SALE OR REDEMPTION. Except as provided in
ARTICLE 22 below, Units shall be sold or redeemed by the Partnership only pursuant to this SECTION 20.4.

                      (a) SALE OF UNITS. Any Partner desiring to sell all or a portion of his Units to another Partner must give at least sixty
            (60) days' prior notice of the proposed sale and the material terms thereof to the Investment Committee. The Investment Committee shall promptly notify all Partners proposing to buy or sell Units of a Pool of the material terms of such proposed transfers to attempt to establish uniformity in the valuation thereof. The Investment Committee shall reasonably determine whether to allow any such proposed sale to proceed, taking into consideration the effect of the proposed sale price on the allocation of Unrealized Gains and Unrealized Losses, and inform the affected Partners of its decision at least fifteen (15) days prior to the proposed sale date.

                      (b) LIQUIDATION OF POOL. Upon the liquidation of all or part of the Securities in a given Pool, the Partnership shall purchase from each Partner holding Units in such Pool a number of Units in such Pool bearing the same ratio to the number of such Units as the liquidated Securities bore to the total value of the Pool. The purchase price for such Units shall be the Net Asset Value per Unit. There shall be no purchase of fractional Units. The purchase price shall be paid as promptly as is reasonably possible following the purchase date.

                      (c) COMPLETE REDEMPTION OF PARTNER. A Partner may withdraw from the Partnership only with the consent of the Investment Committee, subject at all times to applicable securities laws and any other restrictions on the transactions described in this Subsection.

                           (i) VALUATION. The price at which the Selling Partner's Units will be redeemed, if any, shall be determined by the mutual agreement of the Selling Partner and the Investment Committee. If such parties are unable to reach such agreement, the Selling Partner shall cease to be an Active Partner and the Selling Partner's sole remedy shall be to remain a Partner until the Pools in which he participates have been liquidated and he has received his purchase price pursuant to SUBSECTION (B) above.

                           (ii) REDEMPTION DISTRIBUTION. Upon a Partner's withdrawal, the Partnership shall, to the extent reasonably practicable, distribute to the Partner cash or property or both, as determined by the Investment Committee in its sole discretion, having an aggregate value equal to the aggregate value of the Units held by the withdrawing Partner. Such distributions shall be given the effect described in ARTICLE 10 above relating to allocations of income, gain, deduction and loss.

                           (iii) INCOMPLETE DISTRIBUTION. To the extent the Partnership cannot with reasonable practicality make such a distribution, the withdrawing Partner shall retain an economic interest in the Partnership until he or she has received full value for his or her Units. Such withdrawing Partner shall cease to be considered an Active Partner as of the effective day of his or her withdrawal.

                      (d) RETAINED INTEREST. Notwithstanding the provisions of SUBSECTIONS (B) AND (C) above, a Selling Partner shall, for purposes of ARTICLE 10 above, be considered to be participating in any Pool with respect to which he or she has sold or redeemed all of his or her Units until the balance in each of his or her capital accounts for such Pool, as adjusted in accordance with SECTION 9 above, has been reduced to zero to the extent provided therein and shall also be subject to the provisions of SUBSECTION 10.1(C) above as provided therein.

                      (e) HARDSHIP SALES. Notwithstanding the foregoing provisions of this SECTION 20.4, the Investment Committee may allow sales or purchases of Units in cases of hardship on the terms and conditions determined by it in its sole discretion.

                  20.5. AUTHORITY OF PARTNERS. Except as provided in ARTICLE 18 above with respect to Partners who are members of the Investment Committee, no Partner shall have any authority to act for or on behalf of the Partnership.

                  21. ABSOLUTE RESTRICTIONS ON TRANSFER. No transfer, assignment or issuance of Units or any interest in the Partnership may be made if, in the opinion of counsel for the Partnership, such transfer or assignment would create a default under any material contract or agreement to which the Partnership is a party, may result in the Partnership's being treated as an association for federal income tax purposes, or would violate any applicable federal or state securities laws.

                  22.  DISSOLUTION AND TERMINATION.

                  22.1. EVENTS OF DISSOLUTION. The Partnership shall be dissolved upon the withdrawal, termination, dissolution or bankruptcy of a Partner unless, within the time specified in this Agreement, the remaining Partners elect to continue the business of the Partnership and elect a successor member to the Investment Committee, if necessary, pursuant to the terms and conditions of this Agreement. Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the assets of the Partnership shall have been distributed as provided herein. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership as aforesaid, the business of the Partnership and the affairs of the Partners, as such, shall continue to be governed by this Agreement. Upon dissolution, the Investment Committee or, if there be none, a liquidator appointed by Partners representing a majority by value of all of the Units in the Partnership shall liquidate the assets of the Partnership, apply and distribute the proceeds thereof as contemplated by this Agreement and cause the termination of the Partnership.

                  22.2. CONTINUATION OF THE PARTNERSHIP. Notwithstanding the occurrence of an event specified in SECTION 22.1 above, the Partnership shall not be dissolved and its business and affairs shall not be discontinued if the remaining Partners elect to continue the Partnership and the Partnership business. If the

Partners do not elect to continue the business, the Partnership shall be dissolved and terminated.

                  22.3. WINDING UP OF THE PARTNERSHIP. After payment from each Pool of liabilities owing to its creditors, the Investment Committee or liquidator shall set up such reserves for each Pool as he or she deems reasonably necessary for any contingent or unforeseen liabilities or obligations of such Pools. Said reserves may be paid over by the Investment Committee or liquidator to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Investment Committee or liquidator may deem advisable, such reserves shall be distributed to the Partners or their assigns in the manner set forth in SECTION 22.4 below.

                  22.4.  DISTRIBUTIONS UPON LIQUIDATION.

                      (a) CASH DISTRIBUTION. After paying liabilities and providing for reserves in the manner described in SECTION 22.3, above, the Investment Committee or liquidator shall cause the remaining net assets of each Pool to be liquidated or distributed to the Partners holding Units in such Pool in proportion to their respective capital accounts with respect to such Pools. In the event that any part of such net assets consist of notes or accounts receivable or other non-cash assets, the Investment Committee or liquidator shall take whatever steps he or she deems appropriate to convert such assets into cash or into any other form which would facilitate the distribution thereof.

                      (b) IN-KIND DISTRIBUTION. If any assets of a pool are to be distributed in kind, undivided interests as tenants in common in such assets shall be distributed to the Partners holding Units in such Pool in proportion to the capital accounts maintained with respect to such Pool.

                      (c) NO RECOURSE. Each holder of Units shall look solely to the assets of the given Pool for all distributions from the Partnership and the return of his or her Capital Contribution thereto and shall have no recourse (upon dissolution or otherwise) against any other Pool, the Investment Committee, any Partner, or any of their affiliates.

                  23.  MISCELLANEOUS.

                  23.1. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer set forth herein, this Agreement, and each and every provision hereto, shall be binding upon and shall inure to the benefit of the Partners, their respective successors and assigns, and each and every successor-in-interest to any Partner, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.

                  23.2. POWER OF ATTORNEY. A Partner, by the execution of this Agreement or any counterpart thereof, does hereby irrevocably constitute and appoint the separate members of the Investment Committee and any person or entity who becomes a substitute or additional member of the Investment Committee, in each case with full power of substitution, his or her true and lawful agent and attorney-in-fact, with full power and authority in his or her name, place and stead, to make, execute, acknowledge, swear to, deliver, file and record such documents and instruments as may be necessary or appropriate to carry out the provisions of this Agreement, including, but not limited to, such amendments to this Agreement, as amended from time to time, as are necessary to effectuate the provisions of this Agreement, to admit a substituted or additional Partner to the Partnership pursuant to ARTICLE 19 above, or to carry out the purpose of this Agreement or comply with applicable law. The foregoing power of attorney, being coupled with an interest, is hereby declared to be irrevocable, and shall survive the death, dissolution or incapacity of any Partner.

                  23.3. ENTIRE AGREEMENT. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

                  23.4.  ARBITRATION.

                      (a) GENERAL DISPUTES. Any dispute arising with respect to this Agreement, or the making or validity thereof, or its interpretation, or any breach thereof, shall be determined and settled by arbitration in the city of Milwaukee, Wisconsin, pursuant to the rules then obtaining of the American Arbitration Association, which shall be the sole and exclusive remedy for such disputes except as otherwise provided herein. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in any court having jurisdiction.

                      (b) VALUATION DISPUTES. Notwithstanding the foregoing and except as specifically provided to the contrary herein, disputes as to valuation shall be resolved by the mutual agreement of the Partner or Partners disputing the given valuation on the one hand and the Investment Committee on the other hand. In the absence of such agreement as to valuation, Partners to which such valuation is relevant are prohibited from engaging in any transaction to which such valuation was so relevant.

                  23.4. APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Wisconsin.

                  23.5. COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall constitute but one and the same Agreement. Any General Partner Execution Page, as executed from time to time, is an integral part of this Agreement and is incorporated herein by this reference.

                  IN WITNESS WHEREOF each Partner has executed this Agreement as of the date of his or her respective Execution Page.

                                    EXHIBIT A

                         GENERAL PARTNER EXECUTION PAGE



         The undersigned, desiring to become a Partner of CGRM Investment Partnership hereby agrees to all of the terms of the Partnership Agreement of CGRM Investment Partnership and agrees to be bound by the terms and provisions thereof, including specifically the power of attorney granted therein.

         Executed by the undersigned as a Partner of CGRM Investment
Partnership.

                                             Partner:

                                             -----------------------------------
                                             (Signature of Partner)

                                             -----------------------------------
                                             (Name of Partner - Print)

                                             -----------------------------------
                                             (Street Address)

                                             -----------------------------------
                                             (City)        (State)    (Zip Code)

                                             -----------------------------------
                                             (Taxpayer Identification or Social
                                             Security Number)

                                    EXHIBIT B

                                   DEFINITIONS



                  For the purposes of the General Partnership Agreement of CGRM Investment Partnership with respect to each separate Pool for any Fiscal Period, the following terms shall have the meanings so provided:

                  "Active Partner" means any Partner other than a Partner who has sold or redeemed all of his or her Units and is considered a Partner solely for the purpose of eliminating remaining balances in his or her accounts, or a Partner that has requested redemption, but could not reach agreement with the Investment Committee as to valuation.

                  "Accrued Current Income" means the Current Income earned during the Fiscal Period by the Partnership as determined under the accrual method of accounting employing generally accepted accounting principles to the extent possible.

                  "Additional Contribution to Capital" means any contribution made to the capital of the Partnership pursuant to SECTION 18.4.

                  "Cash Current Income" means the Current Income received during such Fiscal Period by the Partnership as determined on the cash receipts and disbursements method of accounting as defined in Section 1.451-1(a) of the Regulations.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Continuing Partners" shall mean the Partners who have not had all of their Units in a Pool purchased or redeemed as of the end of the current Fiscal Period for purposes of making the Secondary Priority Allocations as set forth in SUBSECTION 10.4(C).

                  "Current Income" means the aggregate gross income from all sources other than proceeds from the sale, exchange or other disposition of Securities.

                  "Current Income Account" means the account maintained pursuant to SECTION 8.1 for the purpose of allocating Current Income to the Partners.

                  "Fiscal Period" means, with respect to any given Pool, any period within a fiscal year of the Partnership beginning on January 1 of each year and on the day on which Additional

         Capital Contributions may be made pursuant to SECTION 18.4, and ending on the day immediately preceding the first day of the next Fiscal Period.

                  "Fiscal Period of Sale" means a Fiscal Period as of the last day of which a Partner sells all or a portion of his or her Units or the Partnership redeems all or a portion of a Partner's Units in accordance with ARTICLE 20.

                  "Gain Security" means any Security that has a market value greater than the Partnership's Tax Basis in such Security as of the end of a Fiscal Period.

                  "Gain Securities Appreciation" means the positive number determined as of the end of a Fiscal Period for a given Pool as the difference between (1) the aggregate fair market value of all Gain Securities that are held by that Pool at the end of the Fiscal Period and that are either still held in the next Fiscal Period or distributed in kind to a Partner or Partners as of the end of the Fiscal Period, and (2) the Partnership's aggregate Tax Basis in such Gain Securities.

                  "Income Type" means the separate categories of Current Income with respect to which any given Partner is or may be subjected to a tax treatment that is different than that imposed on other categories of Current Income, such as dividends, interest, U.S. Government interest, state and local government interest, and so forth, as determined by the Investment Committee pursuant to SECTION 8.1.

                  "Investment Committee" means the committee elected pursuant to
         SECTION 18.1 to manage the affairs of the Partnership.

                  "Investment Management Expenses" means all expenses, fees and costs for investment management, consulting or advisory services (other than Transaction Costs directly incurred by the Partnership), and all other costs and expenses relating to the Partnership or the Partners' investment therein.

                  "Loss Security" means any Security that has a market value less than the Partnership's Tax Basis in such Security as of the end of a Fiscal Period.

                  "Loss Securities Depreciation" means the negative number determined as of the end of a Fiscal Period for a given Pool as the difference between (1) the aggregate fair market value of all Loss Securities that are held by that Pool at the end of the Fiscal Period and that are either still held in the next Fiscal Period or distributed in kind to a Partner or Partners as of the end of the Fiscal Period, and (2) the Partnership's aggregate Tax Basis in such Loss Securities.

                  "Net Asset Value" means the amount of cash, aggregate fair market value of Securities and aggregate fair market value of any other assets held by the Pool being valued as of the end of the Fiscal Period, decreased by the amount of undistributed Cash Current Income received by such Pool in such Fiscal Period and in any prior Fiscal Period and decreased by the amount of aggregate liabilities of such Pool.

                  "Net Asset Value per Unit" as of the end of a Fiscal Period shall mean the Net Asset Value of a Pool's assets divided by the number of Units in such Pool outstanding as of the end of such Fiscal Period, including any Units being sold or redeemed as of such day.

                  "Partner" means each person who executes this Agreement as a partner pursuant to a General Partner Execution Page.

                  "Partnership" means the general partnership formed pursuant to and continued under the terms of this Agreement.

                  "Pool" means the separate investment pools established by the Investment Committee pursuant to SECTION 7.1.

                  "Priority Allocation" means any allocation under SUBSECTION 10.4(B) OR (C) of Realized Gain and Realized Loss from a Pool, respectively, to the extent of the Redemption UGA and Redemption ULA, respectively, of Partners selling or redeeming all or a portion of their Units in such Pool.

                  "Realized Gain" means the aggregate gains from the sale, exchange, or other disposition of a Pool's property realized under the principles of the Code by the Partnership during the Fiscal Period, whether considered short-term or long-term capital gains and without offset for or netting with any Realized Losses.

                  "Realized Loss" means the aggregate losses from the sale, exchange, or other disposition of a Pool's property realized under the principles of the Code by the Partnership during the Fiscal Period, whether considered short-term or long-term capital losses and without offset for or netting with Realized Gains.

                  "Redemption UGA" means the account established for any Partner selling Units with respect to each given Fiscal Period of Sale, the balance of which account shall be equal to the balance (if any and whether positive or negative) in the Unrealized Gain Account for that Partner as of the end of the Fiscal Period of Sale multiplied by a ratio, the numerator of which is the number of Units in such Pool being sold from that Partner and the denominator of which is the number of Units owned by that Partner in such Pool prior to such sale.

                  "Redemption ULA" means the account established for any Partner selling Units with respect to each given Fiscal Period of Sale, the balance of which account shall be equal to the balance (if any and whether positive or negative) in the Unrealized Loss Account for that Partner as of the end of the Fiscal Period of Sale multiplied by a ratio, the numerator of which is the number of Units in such Pool being sold from that Partner and the denominator of which is the number of Units owned by that Partner in such Pool prior to such sale.

                  "Regulations" means the Treasury Regulations promulgated under and pursuant to the Code.

                  "Secondary Priority Allocation" means the allocation of Realized Gains and Realized Losses made pursuant to SUBSECTION 10.4(C) to eliminate any remaining Redemption UGA or Redemption ULA, as the case may be.

                  "Security" means real estate and personal property in whatever form or nature; business enterprises, corporations, partnerships and other business entities or any interest in the foregoing; cash, cash equivalents, mutual funds, and other investments; common or capital stocks, shares in investment trusts, funds or companies, preferred stocks, shares of beneficial interests, debt, bonds, notes, debentures, puts, calls, option contacts, warrants and rights to purchase securities, financial and stock index options and futures; trust receipts, commercial paper, obligations or other evidences of indebtedness issued by corporations, trusts, associations, domestic or foreign, or issued and guaranteed by the United States of America or any agency or instrumentality thereof, by any foreign country, by any state of the United States or by any political subdivision or agency or any state or foreign country, or "when-issued" contracts for any such type of securities; certificates of deposit, demand or time deposits, bills, acceptances, repurchase agreements, limited partnership interests and other obligations; causes in action, instruments or evidence of indebtedness commonly referred to as securities, whether readily marketable or not.

                  "Selling Partner" means any Partner selling Units in a Pool (to the Partnership or to another Partner) or redeeming his or her Partnership Interest.

                  "Tax Basis" means the adjusted basis of the Partnership in a Security as determined under the principles of the Code.

                  "Transaction Costs" means all commissions, transfer taxes and all other expenses properly chargeable on a transaction basis to sales, exchanges, purchases, redemptions or other acquisitions or dispositions of Securities.

                  "UG Adjustment" means an amount determined for each Pool in each Fiscal Period that is equal to the difference between (i) the sum of Gain Securities Appreciation of such Pool determined as of the end of such Fiscal Period plus the Realized Gain of such Pool for the Fiscal Period, and (ii) Gain Securities Appreciation of such Pool determined as of the end of the prior Fiscal Period less the Unrealized Appreciation on any Gain Securities distributed in kind to a Partner from such Pool as of the end of such prior Fiscal Period. The amount so determined may be positive or negative.

                  "UL Adjustment" means an amount determined for each Pool in each Fiscal Period that is equal to the difference between (i) the sum of Loss Securities Depreciation of such Pool determined as of the end of such Fiscal Period plus the Realized Loss of such Pool for the Fiscal Period, and (ii) Loss Securities Depreciation of such Pool determined as of the end of the prior Fiscal Period less the Unrealized Depreciation on any Loss Securities distributed in kind to a Partner from such Pool as of the end of such prior Fiscal Period. The amount so determined may be negative or positive.

                  "Unit" means the interest of a Partner in a given Pool as provided in SECTION 7.2.

                  "Unit Percentage" means that percentage that is determined for each Partner in each Pool for each Fiscal

         Period by dividing the number of Units owned by a Partner in that Pool as of the beginning of such Fiscal Period, including any new Units issued pursuant to SECTION 7.2 as of the first day of such Fiscal Period, divided by the total number of Units in such Pool outstanding as of the beginning of such Fiscal Period, including all new Units issued pursuant to SECTION 7.2 as of the first day of such Fiscal Period.

                  "Unrealized Appreciation" means, with respect to any Gain Security, the excess of the fair value of the Gain Security determined as of the end of the business day immediately preceding the event requiring calculation of Unrealized Appreciation over the Tax Basis of the Partnership in the Gain Security. The amount so determined will always be a positive number.

                  "Unrealized Depreciation" means, with respect to any Loss Security, the difference between the fair value of the Loss Security determined as of the end of the business day immediately preceding the event requiring calculation of Unrealized Depreciation and the Tax Basis of the Partnership in the Loss Security. The amount so determined will always be a negative number.

                  "Unrealized Gain Account" means the account maintained pursuant to SECTION 9.1 for the purpose of allocating gains to the Partners.

                  "Unrealized Loss Account" means the account maintained pursuant to SECTION 9.2 for the purpose of allocating losses to the Partners.

                                    EXHIBIT A

                         GENERAL PARTNER EXECUTION PAGE



         The undersigned, desiring to become a Partner of CGRM Investment Partnership hereby agrees to all of the terms of the Partnership Agreement of CGRM Investment Partnership and agrees to be bound by the terms and provisions thereof, including specifically the power of attorney granted therein.

         Executed by the undersigned as a Partner of CGRM Investment
Partnership.

                                             Partner:

                                             -----------------------------------
                                             (Signature of Partner)

                                             -----------------------------------
                                             (Name of Partner - Print)

                                             -----------------------------------
                                             (Street Address)

                                             -----------------------------------
                                             (City)        (State)    (Zip Code)

                                             -----------------------------------
                                             (Taxpayer Identification or Social
                                             Security Number)